Exhibit 10.1

CONTRACT WORK AUTHORIZATION (Form 1) RELEASE NO. 11

for

ENGINEERING AND

CONSTRUCTION MANAGEMENT SERVICES

Between

ACUSPHERE, INC. (“ACUSPHERE/OWNER”)

and

PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”)

All work authorized by Acusphere and performed by Parsons in accordance with this Contract Work Authorization shall be governed by the “Terms and Conditions for Engineering, Procurement and Construction Management Services between Acusphere, Inc. and Parsons Commercial Technology Group Inc.” (the EPCM), effective date July 6, 2004.

9/29/05 – RELEASE 11

CONTRACT WORK AUTHORIZATION RELEASE 11

(Form 1)

FOR

ENGINEERING AND CONSTRUCTION MANAGEMENT SERVICES

THIS Contract Work Authorization for the continuing performance of engineering, construction management, procurement services and placement of subcontracts (where applicable) is executed September 29, 2005 and between ACUSPHERE, INC., with principal offices at 500 Arsenal Street, Watertown, Massachusetts 02472 (“Acusphere/Owner”) and PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”), with principal offices for this project located at 150 Federal Street, Boston, Massachusetts 02110.

This Contract Work Authorization, the scope of which is defined below, is intended to cover engineering, construction management, procurement services and placement of subcontracts (where applicable) (authorized to date by Acusphere) to be provided by Parsons for Acusphere from July 6, 2004 through December 31, 2005. This Contract Work Authorization (Form 1) Release 11 extends Parsons performance period from September 30, 2005, as previously authorized per Contract Work Authorization (Form 1) Release 10, to December 31, 2005.

IN CONSIDERATION of the covenants hereinafter set forth, the parties hereto mutually agree as follows:

ARTICLE I                                     SCOPE OF SERVICES

1.1                                 Description of Services

Parsons shall continue to perform engineering construction management and other services as required (hereinafter referred to as the “Services”) in connection with Owner’s aseptic pharmaceutical manufacturing facility located at 890 East Street, Tewksbury, Massachusetts (the “Facilities”), as previously set forth and described in Exhibit 1, which is attached to Contract Work Authorization (Form 1) Release Number 1, which was executed by the parties November 11, 2004.

ARTICLE II                                 ESTIMATED COST

Previous total estimated cost up through and including Contract Work Authorization (Form 1) Release Number 10	$25,060,000.00

Estimated increase based on Contract Work Authorization (Form 1) Release Number 11	$769,700.00

Revised total estimated cost up through this Contract Work Authorization (Form 1) Release Number 11	$25,829,700.00

It is anticipated that the revised estimated costs added herein will be incurred prior to December 31, 2005 and that, in accordance with the terms of the EPCM and Contract Work Authorization (Form 1) Release Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 if Acusphere were to terminate this contract during this term, Acusphere will be liable for all costs incurred.

ARTICLE III                             TERMS AND CONDITIONS

THE PARTIES ACKNOWLEDGE AND AGREE THE TERMS AND CONDITIONS OF THIS AGREEMENT HAVE BEEN FREELY, FAIRLY AND THOROUGHLY NEGOTIATED. FURTHER, THE PARTIES ACKNOWLEDGE AND AGREE SUCH TERMS AND CONDITIONS, INCLUDING BUT NOT LIMITED TO THOSE

RELATING TO WAIVERS, ALLOCATIONS OF, RELEASES FROM, INDEMNITES AGAINST AND LIMITATIONS OF LIABILITY, WHICH MAY REQUIRE CONSPICUOUS IDENTIFICATION, HAVE NOT BEEN SO IDENTIFIED BY MUTUAL AGREEMENT AND THE PARTIES HAVE ACTUAL KNOWLEDGE OF THE INTENT AND EFFECT OF SUCH TERMS AND CONDITIONS. EACH PARTY ACKNOWLEDGES THAT IN EXECUTING THIS AGREEMENT IT RELIED SOLELY ON ITS OWN JUDGEMENT, BELIEF, AND KNOWLEDGE, AND SUCH ADVICE AS IT MAY HAVE RECEIVED FROM ITS OWN COUNSEL, AND IT HAS NOT BEEN INFLUENCED BY ANY REPRESENTATION OR STATEMENTS MADE BY ANY OTHER PARTY OR SUCH OTHER PARTY’S COUNSEL. NO PROVISION IN THIS AGREEMENT IS TO BE INTERPRETED FOR OR AGAINST ANY PARTY BECAUSE THAT PARTY OR ITS COUNSEL DRAFTED SUCH PROVISION.

ARTICLE IV                             SCHEDULE

It is estimated that the work covered by the Contract Work Authorization shall commence and be completed as noted below:

Work commenced on July 6, 2004 and shall be suspended at the end of the day December 31, 2005 unless a subsequent authorization to continue is received by Parsons from Acusphere on or prior to December 31, 2005.  Effort will be made to complete work hereunder prior to December 31, 2005.

All other terms and conditions for the Contract for Engineering, Procurement and Construction Management Services, as previously amended by Contract Work Authorization Numbers 1 through 10 remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this contract, document as of the date and year first above written.

ACUSPHERE, INC. (“ACUSPHERE”)	PARSONS COMMERCIAL TECHNOLOGY GROUP INC. (“PARSONS”)

By: /s/ John Thero	By: /s/ Daniel Mariani

Title Sr. Vice President and CFO	Title Sr. Vice President